SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 20, 2003




                              LIZ CLAIBORNE, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             DELAWARE                   001-10689               13-2842791
-------------------------------       ------------        ----------------------
(State or other jurisdiction of       (Commission            (IRS Employer
        incorporation)                File Number)        Identification Number)


1441 Broadway, New York, NY                                         10018
----------------------------------------                          ---------
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (212) 626-3500


                                 NOT APPLICABLE
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

On February 20, 2003, Liz Claiborne, Inc., a Delaware corporation (the "Company") (NYSE: LIZ), issued a press release (the "Press Release") announcing its 2002 fourth quarter and full year results. Further details are contained in the Press Release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. EXHIBITS

99.1    Press Release dated February 20, 2003.

















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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LIZ CLAIBORNE, INC.


Dated:   February 20, 2003         By:  /s/ Michael Scarpa
                                        ---------------------------------------
                                        Name:    Michael Scarpa
                                        Title:   Senior Vice President,
                                                 Chief Financial Officer













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

                                  EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------

99.1            Press Release dated February 20, 2003.

















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